Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Pegasystems Inc. (the Company) on Form 10-Q for the quarter ended September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Craig Dynes, the Senior Vice President and Chief Financial Officer of Pegasystems Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(3)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Craig Dynes
Senior Vice President and Chief Financial Officer
(principal financial officer)

Dated: April 25, 2007

A signed original of this written statement required by Section 906 has been provided to Pegasystems Inc. and will be retained by Pegasystems Inc. and furnished to the Securities and Exchange Commission or its staff upon request.